DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:


                            -----------------------

                             DWS Capital Growth VIP

The following information replaces information about the portfolio management team in "The Portfolio Managers" section of the portfolio's prospectuses:

The following people handle the day-to-day management of the portfolio:

   Owen Fitzpatrick, CFA
   Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio effective February 15, 2009.
   o   Joined Deutsche Asset Management and the portfolio in 2009.
   o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.
   o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
   o   BA and MBA, Fordham University.

   Richard Shepley
   Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.
   o   Joined Deutsche Asset Management in 1998 and the portfolio in 2007.
   o Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o   MA, Oxford University.

   Brendan O'Neill, CFA
   Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o   Joined Deutsche Asset Management in 2000 and the portfolio in 2009.
   o   Equity Research Analyst covering the financial services sector since
       2001.
   o   Previously served as a member of the Large Cap Core Equity team.
   o   BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.












               Please Retain This Supplement for Future Reference


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                                                             Deutsche Bank Group

January 9, 2009
VSDCGF-3600